UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2008 (February 22, 2008)

Harland Clarke Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-143717	84-1696500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2939 Miller Road, Decatur, Georgia	30035
(Address of principal executive offices)	(Zip Code)

(770) 981-9460
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As reported on the Current Report on Form 8-K of M & F Worldwide Corp ("M & F Worldwide"), the parent company of Harland Clarke Holdings Corp. ("Harland Clarke Holdings”), filed with the United States Securities and Exchange Commission on February 25, 2008 (the "Initial M & F Worldwide 8-K"), on February 22, 2008, Harland Clarke Holdings, through its wholly owned subsidiary, Scantron Corporation ("Scantron"), completed the acquisition (the "Data Management Acquisition") of Data Management I LLC ("Data Management") pursuant to a Membership Interest Purchase Agreement (the "Purchase Agreement") by and among M & F Worldwide, NCS Pearson, Inc. and Pearson Inc., dated as of February 13, 2008.  Prior to the closing of the Data Management Acquisition, M & F Worldwide had assigned the Purchase Agreement to Scantron.  This Form 8-K includes the financial statements required under Items 9.01(a) and 9.01(b) in connection with the Data Management Acquisition.

The information in Exhibit 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.                      Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

On May 5, 2008, M & F Worldwide filed Amendment No. 1 to the Initial M & F Worldwide 8-K (the "Amended M & F Worldwide 8-K"), which attached, as an exhibit, the audited carve-out financial statements of Data Management.  Exhibit 99.1 of the Amended M & F Worldwide 8-K is incorporated by reference into this Item 9.01.

(b)  Pro Forma Financial Information

The pro forma financial information of Harland Clarke Holdings reflecting the Data Management Acquisition is furnished as Exhibit 99.2 to this Form 8-K, and is incorporated herein by reference.

(d)  Exhibits.

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP.

Exhibit 99.2	Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLAND CLARKE HOLDINGS CORP.

By:	/s/ Peter Fera
	Name:	Peter Fera
	Title:	Chief Financial Officer

Date: May 5, 2008

EXHIBIT INDEX

Exhibit No.                                Description

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP.

Exhibit 99.2	Pro Forma Financial Information.